UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  August 15,  1997




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                        Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On August 15, 1997, the Company issued a press release with summary financial performance figures for the quarter ending June 30, 1997. This press release is incorporated by reference and is attached hereto as Exhibit 99.5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.5 -  Press release issued August 15,1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  ELECTRONIC SYSTEMS TECHNOLOGY, INC.


     /s/   T.L. KIRCHNER

  By: T.L. Kirchner
  President
  Date: August 15, 1997